UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest events reported)        June 18, 2002
                                                    ---------------------------
                                                          June 7, 2002
                                                    ---------------------------



   Commission     Registrant, State of Incorporation,         I.R.S. Employer
   File Number     Address and Telephone Number              Identification No.
   -----------    ----------------------------------         ------------------
   333-32170       PNM Resources, Inc.                           85-0468296
                   (A New Mexico Corporation)
                   Alvarado Square
                   Albuquerque, New Mexico  87158
                   (505) 241-2700

   1-6986          Public Service Company of New Mexico          85-0019030
                   (A New Mexico Corporation)
                   Alvarado Square
                   Albuquerque, New Mexico  87158
                   (505) 241-2700


   Alvarado Square, Albuquerque, New Mexico                          87158
   ----------------------------------------                          -----
   (Address of principal executive offices)                       (Zip Code)



                                 (505) 241-2700
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

On June 7, 2002, the Board of Directors of PNM Resources, Inc. ("PNM Resources"), upon recommendation of the Audit & Ethics Committee, dismissed Arthur Andersen LLP ("Arthur Andersen") as independent public accountants for PNM Resources and its affiliates, including Public Service Company of New Mexico. The Board selected Deloitte and Touche, LLP ("Deloitte and Touche") to serve as independent public accountants for the fiscal year 2002.

Arthur Andersen's reports on PNM Resources, Inc. and Public Service Company of New Mexico (collectively, "the Companies") consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Companies' consolidated financial statements for those years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

PNM Resources has provided Arthur Andersen with a copy of the foregoing disclosures and requested that Arthur Andersen provide the required letter pursuant to Item 304(a)(3) stating its agreement with the above statements. On June 17, 2002, PNM Resources received said letters from Arthur Andersen with regards to PNM Resources and Public Service Company of New Mexico. These letters are filed herein as Exhibits 16.0 and 16.1.

During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, neither PNM Resources nor any of its affiliates consulted Deloitte and Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.




Item 7.    Financial Statements and Exhibits

(c)      Exhibits:

         16.0 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 11, 2002 regarding PNM Resources, Inc..

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 11, 2002 regarding Public Service Company of New Mexico.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PNM RESOURCES, INC. AND
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                             ---------------------------------------------------
                                                   (Registrant)


Date:  June 18, 2002                            /s/ John R. Loyack
                             ---------------------------------------------------
                                                  John R. Loyack
                                       Vice President, Corporate Controller
                                           and Chief Accounting Officer
                                  (Officer duly authorized to sign this report)


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